UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 9, 2015

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Old Connecticut Path

Framingham, MA 01701

(Address of principal executive offices)

Registrant’s telephone number, including area code:

508.739.0950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 9, 2015, HeartWare International, Inc. (Nasdaq: HTWR) (the “Company” or “HeartWare”) presented at the 2015 Wells Fargo Healthcare Conference held at the Hyatt Regency in Boston, Massachusetts as previously announced. A live webcast of HeartWare’s presentation was provided through the Company’s website and is available for replay at ir.heartware.com for approximately 90 days. The Company provided updates on topics including: (i) its proposed acquisition of Valtech Cardio, Ltd. (“Valtech”) as detailed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 1, 2015 and incorporated by reference herein; (ii) its plans to implement voluntary corrective actions as part of HeartWare’s ongoing Warning Letter remediation efforts and quality system enhancements, for which HeartWare anticipates recording a third quarter charge of approximately $7.0 million to $9.0 million; and (iii) the progress of HeartWare’s MVAD® System CE Mark international clinical trial, including a voluntary pause of trial enrollment to address assembly issues identified in the controller manufacturing process, which have not been seen in study devices and do not impact pump performance.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on management’s beliefs, assumptions and expectations and on information currently available to management. Generally, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions intended to identify forward-looking statements, which generally are not historical in nature. All statements that address operating performance or events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation, our expectations regarding (a) the proposed acquisition of Valtech; (b) Warning Letter remediation efforts and related costs; and (c) enrollment in and outcomes of ongoing clinical trials. The forward-looking statements reflect management’s current view about future events and are subject to risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on forward-looking statements because they speak only as of the date when made. HeartWare does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by federal securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”). HeartWare may not actually achieve the plans, projections or expectations disclosed in forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in Part I, Item 1A, “Risk Factors” in HeartWare’s Annual Report on Form 10-K filed with the SEC. HeartWare may update risk factors from time to time in Part II, Item 1A, “Risk Factors” in its Quarterly Reports on Form 10-Q, Current Reports on Form 8-K or other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: September 9, 2015	By:	/s/ Lawrence J. Knopf
Name: Lawrence J. Knopf
Title: Senior Vice President, General Counsel and Secretary